Semiannual Report

Global
Stock
Fund

April 30, 2001

T. Rowe Price


Report Highlights
--------------------------------------------------------------------------------

Global Stock Fund

o Global stocks continued to decline during the past six months as plunging growth stocks overwhelmed gains in the value sectors.

o Fund performance was in line with the MSCI World Index but surpassed the Lipper average for similar funds during the past six months. For the 12-month period, fund results exceeded both benchmarks.

o Weakness was widespread throughout most global markets, although currency appreciation versus the dollar helped trim losses in some areas. o Your fund has delivered an attractive average annual return since its inception in 1995, and we believe it remains a valid core holding.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

Fellow Shareholders

Global stock markets weakened during the six months ended April 30, 2001, as growth stocks corrected sharply, overwhelming the gains achieved by cyclical and value shares. The declines in the technology hardware and telecom sectors were particularly steep, while the materials and energy industries performed best. More defensive consumer staples and utilities stocks also fared well over the period.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 4/30/01                         6 Months          12 Months

Global Stock Fund                              -10.62%            -13.55%

MSCI World Index                               -10.59             -15.78

Lipper Global Funds Average                    -11.22             -15.28


Reflecting the difficult environment, fund performance during the 6- and 12-month periods was negative. Nevertheless, it compared favorably with both the MSCI World Index and the Lipper average for similar funds. Stock selection in the U.S. market enhanced the fund's relative performance. After rising at a tremendous rate, demand for telecom and technology products slowed, disappointing investors and pushing share prices lower. Global economic growth continued to decelerate but remained healthy outside of Japan where weaker technology orders hurt exports and consumer demand stayed poor.

PORTFOLIO REVIEW

     At the end of April, the U.S. represented 46% of net assets, up slightly from six months earlier. Europe accounted for 32% of the portfolio, up from 29% in October. Within Europe, the U.K. remained the largest country exposure. We had 9% invested in Japan, unchanged since October. In the Far East, the weighting also remained stable at 3%, while Latin America at 1% of the portfolio was split between Mexico and Brazil. The changes in regional allocations resulted from differences in the relative performance of each region, as well as from transactions.

     United States During the past six months, the stock market party in the United States officially ended. Questionable businesses funded during the height of the bull market unraveled, as did the pressure on competitors to spend at all costs to compete. The result was a significant change in capital spending plans by companies and a more subdued consumer because of declines in equity values and an increase in unemployment. We are left going into late spring and early summer with a Fed willing to lower rates and with questionable demand brought about largely by an earlier period of excess demand.

PIECHART: Geographic Diversification

us       europe       japan       others       far east       latin america

44           32           9            9              4                   2

Based on net assets as of 4/30/01.

     During the period under review, the U.S. stock market posted a loss of 12.37% driven by declines in technology and telecom equipment stocks. While we were underweighted in these sectors, your fund was hurt by a large position in Cisco Systems, which saw revenue growth go from above 60% in December to a decline in April. This dramatic slowdown in telecom spending also affected our positions in Corning, Sun Microsystems, Nortel Networks, and Oracle. While we sold these positions at higher levels than were available at the end of April, we still felt the impact of their dramatic declines. Although our exposure to New Economy stocks remained low and we suffered in 1999 because of this, we were negatively affected by our holdings in several new stocks that we felt had fallen to more reasonable price valuations. While we were early in our purchase of companies like VeriSign, Juniper Networks, and Exodus Communications, we believe that over time we will be proven right in these investments. On the other hand, we did benefit from holdings in more stable technology companies such as First Data, Concord EFS, and Affiliated Computer Services, all of which continued to show robust growth as other technology spending slowed.

     Also on the positive side, we were greatly rewarded by our increased positions in Philip Morris and Loews. While tobacco litigation is likely to remain with us to some degree, we feel it will fade and strong cash flow will easily support any payments mandated by the courts. Two cyclical areas that rebounded were retail and media. Both felt the impact of the economic slowdown early, and in the last few months they sprung to life as their businesses somewhat stabilized. Our investments in this area include Home Depot, Wal-Mart, AOL Time Warner, and Univision Communications.

     As the significant decline of the market shows, the devastation in technology and telecom overshadowed the improvement in the cyclical sectors. While the worst-hit groups should stabilize, we do not expect an early return to the lofty levels reached during the first quarter of 2000. Prices reached at that time were based on unrealistic assumptions for demand that will not materialize for some time. During the next six months we expect subdued but positive economic growth, which should favor excellent managers of companies with strong business models. Your portfolio should benefit from this development.

     Europe

     Value stocks led European markets, with automobile and materials (chemicals, paper, metal) companies strongest, followed by energy groups. Technology and telecom growth stocks fell heavily, and country performance reflected sector results. For example, Spain, where there are no major technology stocks and where telecoms were far stronger than their sector peers across Europe, was the region's best-performing major market.

Market Performance
--------------------------------------------------------------------------------

                                                Local
                                             Currency
Six Months                   Local           vs. U.S.               U.S.
Ended 4/30/01             Currency            Dollars            Dollars

France                      -10.87%              4.60%             -6.77%

Germany                     -12.25               4.60              -8.22

Hong Kong                    -4.50               0.00              -4.50

Italy                        -9.62               4.60              -5.46

Japan                        -0.48             -11.61             -12.04

Mexico                       -3.64               3.48              -0.29

Netherlands                  -9.49               4.59              -5.33

Norway                       -2.17               2.05              -0.16

Switzerland                  -7.34               3.65              -3.96

United Kingdom               -5.07              -1.46              -6.46

United States               -12.37               --               -12.37


Source: RIMES Online, using MSCI indices.

     High debt burdens and delays of next-generation technologies hurt the performance of telecommunications stocks. Telecom companies' debt levels had risen due to their investments in new services, and many of those with the highest debt loads either issued new bonds or proposed divesting assets to raise funds. News that third-generation services, anticipated in 2002, would not be generally available until 2004 hurt the outlook for telecom operators because of the delay in expected revenues. Encouragingly, telecom companies did take steps to reduce costs by proposing to share their third-generation network infrastructure with other operators and by putting an end to price wars. During the period, Vodafone acquired a stake in a Japanese firm. Portugal Telecom and Telefonica of Spain announced plans to merge their Brazilian businesses. If approved, the combination would be South America's largest mobile telecom.

     Negative news about the telecom sector hurt technology companies supplying telecom handsets, components, and equipment. Telecom operators' plans to share third-generation networks also weakened the outlook for technology providers because fewer networks would be built in the near term. Supplier of handsets and network infrastructure Ericsson saw its shares plunge along with other communications equipment companies, including Alcatel. Both firms announced significant staff cuts and reduced earnings forecasts. In contrast, the world's largest handset manufacturer Nokia beat revised expectations for its first- quarter results, and its handset market share climbed to about 35%.

Industry Diversification
--------------------------------------------------------------------------------

                                                  Percent of Net Assets
                                               10/31/00            4/30/01

Financials                                        19.2%              22.5%

Information Technology                            19.9               14.4

Consumer Discretionary                            11.8               13.7

Health Care                                        9.6               12.2

Industrials                                        6.9                8.5

Telecommunication Services                         8.0                8.0

Energy                                             5.0                6.5

Consumer Staples                                   5.1                6.4

All Other                                          3.9                1.3

Reserves                                          10.6                6.5

Total                                            100.0%             100.0%


     Above-average oil prices and accelerating earnings supported results in the energy sector. Italian Eni led the sector, having beaten cost-cutting targets and doubled profits in 2000. Royal Dutch Petroleum agreed to merge Shell's German refining, marketing, and retailing business with those of German utilities group RWE. U.K.-based resources group Rio Tinto was a leading performer, benefiting from improving metal industry dynamics. (The Industry Diversification table differs from that in our last report, a reflection of our new methodology in apportioning industry groups.)

     Japan

     A deteriorating outlook for the economy and record bankruptcies weakened the yen 12% against the dollar, considerably reducing the stock market's return for U.S. investors. Sector performance in Japan contrasted with that in Europe. While Japan's technology stocks trailed the overall market, they were not the market's worst performers as in Europe. Europe's banking sector rose modestly but Japan's fell steeply.

     Japan's mobile leader NTT DoCoMo fell less sharply than its international sector peers. The firm has had resounding success with Internet-compatible i-mode services, and the recent launch of Java handsets with greater functionality and faster speeds has stimulated record net subscriber growth. During the period, the company made its most significant international investment, a 16% stake in U.S. AT&T Wireless for $9.8 billion. NTT, the fixed-line parent company of DoCoMo in which your portfolio is underweighted, performed poorly.

     Japanese demand for mobile telecom equipment remained buoyant, but demand from European and U.S. telecom groups slowed. The slowing caused technology suppliers including handset and infrastructure company Matsushita Communication Industrial, as well as providers of telecom components such as Murata, to cut their own profit forecasts and perform poorly. Technology companies less directly exposed to communications equipment markets fared better. Despite issuing profit warnings, NEC and Toshiba fell less steeply because of indications that orders for their PC-related and semiconductor products might be nearing the bottom.

     Bankruptcies reached record levels and banks disappointed investors by agreeing to forgive debts of major insolvent companies. Your fund remained underweighted in the sector, holding Mizuho (the merger of IBJ, Dai-Ichi Kangyo, and Fuji Banks), Sumitomo Mitsui Bank (the merger of Sumitomo Bank and Sakura Bank), and UFJ (the merger of Sanwa Bank, Tokai Bank, and Toyo Trust & Banking). Trading activity boosted the business and relative performance of securities broker Nomura Securities.

     Far East

     Like their international peers, most Asian telecom stocks were weak. China Mobile (Hong Kong) fell due to an uncertain regulatory environment in China and a valuation near that of developed market operators. Korea Telecom also declined because of an expected heavy supply of new stock issuance that could dilute shareholder value. Disappointing results due largely to its telecom assets weakened conglomerate Hutchison Whampoa, whose outlook is tempered by the potential impact of the global slowdown on its ports business. Hutchison's parent company Cheung Kong performed well because of its significant property interests, which benefit from declining interest rates. Share prices of Australian telecom Telstra rose, supported by the company's sound financial foundation.

     South Korean electronics giant Samsung Electronics rebounded, but Taiwanese semiconductor foundry Taiwan Semiconductor Manufacturing (TSMC) was weak. Both companies reduced their forecasts for the coming year, and their differing performances reflected the depressed level of Samsung's stock price at the beginning of the period while TSMC sustained a higher level until more recently. Electronic manufacturing systems company Flextronics in Singapore, which makes products for firms such as Cisco and Motorola, suffered as its customers cut back on their orders. Longer term, the outlook for the company should be supported by the growing trend to outsource production to international leaders.

     Latin America

     Declining U.S. interest rates coupled with currency appreciation helped Mexico's stock market trim its losses, but Argentina's crisis impaired both Brazil's currency and stock market. Mexican telecom Telefonos de Mexico (Telmex) split into separate fixed and mobile businesses. Your portfolio retained a small position in only the fixed-line company because the mobile business carried a high valuation and faces increased competition. In Brazil, additional mobile telecom spectrum was auctioned, increasing the number of competitors in the market. Telebras fell sharply due to the burdens of increased competition and rising investment. The world's largest offshore oil platform, belonging to energy group Petrobras, sank following an explosion. However, the amount of production lost was small relative to Petrobras' total output and the company announced production targets little changed from previous estimates. The group's long-term production growth prospects remain robust, well above those of its international peers.

INVESTMENT OUTLOOK

     The global economic picture has become more clouded over the past six months. Commentators have been focusing on the financially overstretched U.S. consumer and on overcapacity, particularly in IT, and concluded that the current slowdown may be prolonged. On the other hand, the U.S. Federal Reserve has continued to cut key short-term interest rates. Significant tax relief is virtually assured, although it will be phased in over a longer period than many had hoped, and the flexible U.S. corporate sector is responding rapidly to a slowing economy by cutting capital spending and labor costs.

     While it is difficult to forecast the duration of the current slowdown, we can speculate about the likely shape of the longer-term picture. In Europe, consumers are not overwhelmed by debt and there is less overcapacity. Structural reforms are continuing apace. In Japan, after nearly a decade of sluggishness, the new government's plans for economic and banking reform provide some measure of hope. Elsewhere in Asia, China and India continue to move in broadly the right direction. Progress with banking reforms in Mexico and fiscal reforms in Brazil have improved their ability to withstand a U.S. slowdown and emerging market contagion. The stock market declines of the past year have started to bring valuationsdown toward more attractive levels. Falling interest rates, better stock price valuations, and continued structural reforms where needed give us reason to believe that much of the pain is now behind us. Since your fund's inception in 1995, it has delivered an average annual compound return of 12.18% through April 30, 2001. While global markets are likely to be characterized by volatility, we believe our globally diversified portfolio remains a valid core holding for long-term growth investors.

     Respectfully submitted,

     John R. Ford
     President, T. Rowe Price International Funds, Inc.

     May 25, 2001


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

     TWENTY-FIVE LARGEST HOLDINGS

                                                            Percent of
                                                            Net Assets
                                                               4/30/01

     GE, United States                                            2.2%

     Pfizer, United States                                        2.1

     GlaxoSmithKline, United Kingdom                              1.8

     Freddie Mac, United States                                   1.6

     First Data, United States                                    1.4
--------------------------------------------------------------------------------

     Citigroup, United States                                     1.4

     TotalFinaElf, France                                         1.2

     Microsoft, United States                                     1.2

     Nokia, Finland                                               1.2

     Shell Transport & Trading, United Kingdom                    1.2
--------------------------------------------------------------------------------

     Philip Morris, United States                                 1.0

     AOL Time Warner, United States                               1.0

     Reed International, United Kingdom                           1.0

     UnitedHealth Group, United States                            1.0

     Royal Bank of Scotland Group, United Kingdom                 1.0
--------------------------------------------------------------------------------

     Vodafone Group, United Kingdom                               1.0

     ING Groep, Netherlands                                       1.0

     NTT DoCoMo, Japan                                            0.9

     Exxon Mobil, United States                                   0.9

     Canon, Japan                                                 0.9
--------------------------------------------------------------------------------

     Affiliated Computer Services, United States                  0.9

     Concord EFS, United States                                   0.9

     Sony, Japan                                                  0.8

     Viacom, United States                                        0.8

     Flextronics International, Singapore                         0.8
--------------------------------------------------------------------------------

     Total                                                       29.2%

     Note: Table excludes reserves.


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year record). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GLOBAL STOCK FUND
--------------------------------------------------------------------------------

                                               Lipper
                            MSCI               Global             Global
                            World              Funds              Stock
                            Index              Average            Fund

12/29/95                    10,000             10,000             10,000

4/30/96                     10,666             10,960             10,890

4/30/97                     11,821             12,041             12,287

4/30/98                     15,311             15,467             15,705

4/30/99                     17,817             16,796             17,658

4/30/00                     20,069             21,404             21,355

4/30/01                     16,902             17,288             18,462


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


     Periods
     Ended                                                 Since      Inception
     4/30/01      1 Year      3 Years      5 Years      Inception          Date
     ---------------------------------------------------------------------------

     Global
     Stock
     Fund        -13.55%        5.54%       11.13%         12.18%      12/29/95

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------


               6 Months       Year                                    12/29/95
                  Ended      Ended                                     Through
                4/30/01   10/31/00   10/31/99   10/31/98   10/31/97    0/31/96

NET ASSET VALUE

Beginning
of period      $  18.04   $  16.77   $  14.03   $  13.01   $  11.35   $  10.00

Investment activities

  Net investment
  income (loss)    0.11*      0.02*      0.05*     0 .09       0.06*      0.05*

  Net realized
  and unrealized
  gain (loss)     (1.96)      1.80       3.24       1.52       1.84       1.30

  Total from
  investment
  activities      (1.85)      1.82       3.29       1.61       1.90       1.35

Distributions

  Net investmen   (0.02)     (0.06)     (0.10)     (0.06)     (0.06)      --

  Net realized    (0.79)     (0.49)     (0.45)     (0.53)     (0.18)      --

  Total distrib   (0.81)     (0.55)     (0.55)     (0.59)     (0.24)      --

  NET ASSET VALUE

End of period  $  15.38   $  18.04   $  16.77   $  14.03   $  13.01   $  11.35
               -----------------------------------------------------------------

Ratios/Supplemental Data

Total return(di  (10.62)%*   10.98%*    24.17%*    12.89%*    16.98%*    13.50%*

Ratio of total
expenses to
average net
assets          1.20%*!       1.20%*     1.20%*     1.20%*     1.30%*  1.30%*!

Ratio of net
investment
income (loss)
to average
net assets      1.43%*!       0.15%*     0.40%*     0.76%*     0.68%*  0.88%*!

Portfolio
turnover
rate           62.3%!te       71.5%      37.5%      47.1%      41.8%    50.0%!

Net assets,
end of period
(in thousands) $ 91,816   $107,459   $ 73,837   $ 44,116   $ 32,020   $ 14,916

     (diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

     * Excludes expenses in excess of a 1.30% voluntary expense limitation in effect through 10/31/97 and a 1.20% voluntary expense limitation in effect through 10/31/01.

     ! Annualized

     The accompanying notes are an integral part of these financial statements.


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------
Unaudited                                                        April 30, 2001

Portfolio of Investments                                    Shares        Value
--------------------------------------------------------------------------------
                                                                   In thousands

  AUSTRALIA  0.6%

  Common Stocks  0.3%

  Brambles Industries                            6,000         $      153

  Telstra                                       46,375                158

                                                                      311


  Preferred Stocks  0.3%

  News Corporation                              31,173                251

                                                                      251

  Total Australia (Cost $603)                                         562



  BELGIUM  0.2%

  common Stocks  0.2%

  Fortis (EUR)                                   8,634                222

  Total Belgium (Cost $230)                                           222


  BERMUDA  1.0%

  Common Stocks                                                       1.0%

  ACE                                           15,700                560

  Tyco International                             6,500                347

  Total Bermuda (Cost $429)                                           907



  BRAZIL  0.7%

  Common Stocks  0.3%

  Pao de Acucar ADR (USD)                        1,600                 45

  Petroleo Brasileiro (Petrobras) ADR (USD)      2,100                 57

  Tele Norte Leste Participacoes ADR (USD)*      4,050                 71

  Telebras ADR (USD)                             1,890                 97

                                                                      270

  Preferred Stocks  0.4%

  Petroleo Brasileiro (Petrobras)               16,707                408

                                                                      408

  Total Brazil (Cost $683)                                            678


  CANADA  0.4%

  Common Stocks  0.4%

  Celestica (USD)*                               5,488         $      281

  Nortel Networks                                3,240                 49

  Total Canada (Cost $346)                                            330



  FINLAND 1.2%

  Common Stocks  1.2%

  Nokia (EUR)                                   33,183              1,098

  Total Finland (Cost $786)                                         1,098



  FRANCE  5.9%

  Common Stocks  5.9%

  Alcatel (EUR)                                  5,576                182

  Altran Technologies (EUR)                        620                 40

  Aventis (EUR)                                  8,255                639

  Aventis (DAX Exchange) (EUR)                   1,125                 87

  AXA (EUR)                                      4,104                484

  BNP Paribas (EUR)                              6,816                606

  Bouygues (EUR)                                 1,950                 83

  Canal Plus (EUR)                                 280                  1

  Legrand (EUR)                                    890                204

  Orange (EUR)*                                 17,660                186

  Sanofi-Synthelabo (EUR)                        8,983                539

  Societe Generale (EUR)*                        1,662                107

  Societe Television Francaise 1 (EUR)           6,630                278

  STMicroelectronics (EUR)                       4,550                184

  TotalFinaElf (EUR)                             7,662              1,142

  Vivendi Universal (EUR)                        8,788                609

  Total France (Cost $4,211)                                        5,371


  GERMANY  1.7%

  Common Stocks  1.7%

  Allianz (EUR)                                  1,587                457

  Bayerische Hypo-und Vereinsbank (EUR)          3,799                212

  Deutsche Bank (EUR)                            5,264                430

  E.On (EUR)                                     4,590         $      231

  SAP (EUR)                                      1,290                205

  Total Germany (Cost $1,472)                                       1,535



  HONG KONG 1.2%

  Common Stocks  1.2%

  Cheung Kong Holdings                          26,000                289

  China Mobile (Hong Kong)*                     60,000                295

  Hutchison Whampoa                             37,200                400

  MTR*                                          43,000                 74

  Pacific Century CyberWorks*                  113,595                 39

  Total Hong Kong (Cost $944)                                       1,097



  INDIA  0.4%

  Common Stocks  0.4%

  Global Tele-Systems                            7,000                 30

  Hindustan Lever                               30,000                135

  ICICI                                         25,000                 45

  ICICI ADR (USD)                                9,952                118

  Infosys Technologies                             840                 67

  Total India (Cost $718)                                             395


  IRELAND  0.1%

  Common Stocks  0.1%

  SmartForce ADR (USD)*                          2,084                 75

  Total Ireland (Cost $59)                                             75



  ISRAEL  0.1%

  Common Stocks  0.1%

  Check Point Software Technologies (USD)*         991                 62

  Total Israel (Cost $54)                                              62



  ITALY  2.9%

  Common Stocks  2.9%

  Alleanza Assicurazioni (EUR)                  21,240                269

  Assicurazioni Generali (EUR)                   3,600                116

  Banca Intesa (EUR)                           151,807         $      570

  Bipop-Carire (EUR)                            16,350                 83

  ENI (EUR)                                     66,479                455

  Mediolanum (EUR)                               9,230                119

  Olivetti (EUR)                                97,657                219

  Telecom Italia (EUR)                          14,271                159

  Telecom Italia Mobile (EUR)                   45,000                309

  UniCredito Italiano (EUR)                     83,705                395

  Total Italy (Cost $2,458)                                         2,694



  JAPAN  9.2%

  Common Stocks  9.2%

  Canon                                         21,000                824

  Fanuc                                          6,900                386

  Fuji Television Network                           20                145

  Fujitsu                                       12,000                165

  Kyocera                                        3,000                287

  Marui                                         12,000                162

  Matsushita Communication Industrial            2,400                132

  Matsushita Electric Industrial                19,000                317

  Mitsui Fudosan                                24,000                238

  Mizuho Holdings                                   77                474

  Murata Manufacturing                           4,100                345

  NEC                                           25,000                456

  Nippon Telegraph and Telephone                    54                343

  Nomura Securities                             20,000                422

  NTT DoCoMo                                        42                863

  Seven-Eleven Japan                             9,000                438

  Shin-Etsu Chemical                             5,000                201

  Shiseido                                       8,000                 89

  Sony                                          10,300                770

  Sumitomo                                      13,000                 96

  Sumitomo Mitsui Bank                          35,000                327

  Tokyo Electron                                 2,500                182

  Toshiba                                       50,000                328

  UFJ Holdings*                                     14                101

  Yamanouchi Pharmaceutical                     13,000                360

  Total Japan (Cost $8,929)                                         8,451


  MEXICO  0.5%

  Common Stocks  0.5%

  Banacci                                       29,000         $       53

  Femsa UBD Units (Represents
  1 Series B and 4 Series D shares)             35,460                137

  Grupo Televisa GDR (USD)*                      6,814                259

  Telefonos de Mexico (Telmex) (Class L) ADR     1,018                 35

  Total Mexico (Cost $555)                                            484


  NETHERLANDS  3.8%

  Common Stocks  3.8%

  ASM Lithography (EUR)*                        11,820                313

  Elsevier (EUR)                                 5,260                 72

  Fortis (EUR)                                  12,920                335

  ING Groep (EUR)                               13,280                907

  KPN (EUR)                                         26                  0

  Philips Electronics (EUR)                     18,328                538

  Royal Dutch Petroleum (EUR)                    7,480                447

  VNU (EUR)                                     15,130                629

  Wolters Kluwer (EUR)*                          8,336                231

  Total Netherlands (Cost $3,308)                                   3,472


  PORTUGAL  0.5%

  Common Stocks  0.5%

  Portugal Telecom (EUR)                        43,170                419

  Total Portugal (Cost $378)                                          419


  SINGAPORE  1.1%

  Common Stocks  1.1%

  DBS Group Holdings                             5,000                 44

  Flextronics International (USD)*              27,100                729

  United Overseas Bank                          31,232                207

  Total Singapore (Cost $786)                                         980


  SOUTH KOREA  0.3%

  Common Stocks  0.3%

  Korea Telecom ADR (USD)                        2,226         $       61

  Samsung Electronics                            1,391                242

  Total South Korea (Cost $258)                                       303


  SPAIN  1.4%

  Common Stocks  1.4%

  Banco Bilbao Vizcaya Argentaria (EUR)         32,769                466

  Banco Santander Central Hispano (EUR)         25,314                252

  Empresa Nacional de Electricidad (EUR)         8,633                145

  Telefonica (EUR)*                             20,111                340

  Telefonica ADR (USD)*                          2,200                111

  Total Spain (Cost $1,170)                                         1,314


  SWEDEN 1.6%

  Common Stocks  1.6%

  Hennes & Mauritz (Class B)                     9,490                160

  LM Ericsson (Class B)                         38,830                250

  Nordea                                        63,560                384

  Securitas (Class B)                           32,490                632

  Total Sweden (Cost $1,642)                                        1,426


  SWITZERLAND  2.2%

  Common Stocks  2.2%

  ABB                                            2,136                154

  Adecco                                           808                489

  Credit Suisse Group                              510                 95

  Nestle                                           340                704

  Roche Holding                                     25                179

  UBS                                            2,692                410

  Total Switzerland (Cost $1,778)                                   2,031


  TAIWAN  0.2%

  Common Stocks  0.2%

  Taiwan Semiconductor Manufacturing*           79,129         $      219

  Total Taiwan (Cost $262)                                            219


  UNITED KINGDOM  10.7%


  Common Stocks  10.7%

  AstraZeneca Group                             11,887                553

  Autonomy*                                      1,000                  8

  BP Amoco                                      33,000                296

  Cable & Wireless                              18,126                134

  Celltech Group*                                8,000                137

  Compass Group*                                78,370                599

  Diageo                                        36,554                383

  Electrocomponents                             13,990                124

  GlaxoSmithKline*                              61,506              1,631

  Granada Compass                               82,070                219

  Hays                                          20,549                 97

  HSBC Holdings (HKD)                           16,400                208

  Kingfisher                                    29,000                188

  Lattice Group                                 19,000                 35

  Reckitt Benckiser                              5,000                 68

  Reed International                            97,000                953

  Rio Tinto                                     21,200                430

  Royal Bank of Scotland Group                  40,845                935

  Shell Transport & Trading                    131,300              1,093

  Standard Chartered                            16,000                228

  Tomkins                                       48,372                108

  Vodafone Group                               306,233                931

  WPP Group                                     41,760                498

  Total United Kingdom (Cost $10,338)                               9,856


  UNITED STATES  45.7%

  Common Stocks  45.7%

  Abbott Laboratories                            4,300                199

  Adobe Systems                                  6,000                270

  Affiliated Computer Services (Class A)*       10,900         $      785

  Agere Systems*                                12,000                 84

  Allergan                                       4,900                372

  ALZA*                                          4,000                183

  American Express                               3,000                127

  American Home Products                        11,000                635

  American International Group                   4,400                360

  Analog Devices*                               10,600                501

  AOL Time Warner*                              19,000                960

  AT&T Liberty Media (Class A)*                 43,100                690

  Automatic Data Processing                      4,000                217

  Baker Hughes                                  12,800                503

  Bank of New York                              10,900                547

  Baxter                                         4,800                438

  Bristol-Myers Squibb                           5,400                302

  Brocade Communications Systems*                3,100                118

  Capital One Financial                          1,800                113

  CIENA*                                         1,000                 55

  Cisco Systems*                                27,200                462

  Citigroup                                     26,064              1,281

  Clear Channel Communications*                  9,000                502

  Coca-Cola                                      7,000                323

  Comcast (Class A Special)*                     9,400                413

  Concord EFS*                                  16,800                782

  Crown Castle International*                   25,200                617

  Danaher                                        1,000                 56

  Dell Computer*                                 2,100                 55

  El Paso                                        2,500                172

  Electronic Arts*                               4,500                255

  EMC*                                           7,300                289

  Exodus Communications*                        16,400                157

  Exxon Mobil                                    9,604                851

  Fannie Mae                                     8,600                690

  Fifth Third Bancorp                            7,200                387

  First Data                                    19,600              1,322

  Freddie Mac                                   21,700              1,428

  GE                                            41,100              1,995

  General Mills                                  1,900         $       75

  Hartford Financial Services Group              7,000                435

  Home Depot                                     9,950                469

  Intel                                          1,500                 46

  Jabil Circuit*                                 2,000                 58

  JDS Uniphase*                                 10,280                220

  Johnson & Johnson                              6,500                627

  Juniper Networks*                              2,300                136

  Kimberly-Clark                                 2,500                149

  KLA-Tencor*                                    1,500                 82

  Kroger*                                       25,700                581

  Loews                                          7,300                492

  Macromedia*                                    3,500                 79

  Marsh & McLennan                               2,900                280

  Maxim Integrated Products*                     3,600                183

  MedImmune*                                     7,200                282

  Mellon Financial                              12,900                528

  Merck                                          3,000                228

  Microsoft*                                    16,800              1,138

  Morgan Stanley Dean Witter                     7,300                458

  Nextel Communications*                         8,500                138

  Omnicom                                        3,400                299

  PepsiCo                                       13,400                587

  Pfizer                                        44,050              1,907

  Pharmacia                                      5,400                282

  Philip Morris                                 19,200                962

  Progressive                                    1,200                140

  Providian Financial                            9,400                501

  QUALCOMM*                                      2,800                161

  Safeway*                                       9,600                521

  Schering-Plough                                7,900                304

  Siebel Systems*                                3,600                164

  Solectron*                                     4,900                125

  Sprint PCS*                                   22,800                584

  Starwood Hotels & Resorts Worldwide            1,000                 36

  State Street                                   2,000                208

  Sysco                                         24,100                678

  Target                                        16,000                615

  TMP Worldwide*                                 4,700         $      227

  Transocean Sedco Forex                         2,000                109

  U.S. Bancorp                                   9,600                203

  United Technologies                            4,300                336

  UnitedHealth Group                            14,300                936

  Univision Communications*                      7,000                306

  USX-Marathon                                  20,100                642

  VeriSign*                                      9,000                462

  VERITAS Software*                              2,100                125

  Verizon Communications                         6,954                383

  Viacom (Class B)*                             14,597                760

  Waddell & Reed Financial (Class A)             8,800                268

  Wal-Mart                                      10,000                517

  Waters Corporation*                            7,100                371

  Wellpoint Health Networks*                     3,600                354

  Wells Fargo                                   14,900                700

  Western Wireless*                             14,800                659

  WorldCom*                                      9,150                167

  Xilinx*                                        2,600                123

  Total United States (Cost $34,492)                               41,902


  SHORT-TERM INVESTMENTS  5.8%

  Money Market Funds  5.8%

  T. Rowe Price Reserve Investment
  Fund, 5.18% #                              5,337,724              5,338

  Total Short-Term Investments (Cost $5,338)                        5,338


  Total Investments in Securities

  9.4% of Net Assets (Cost $82,227)                            $   91,221

  Other Assets Less Liabilities                                       595

  NET ASSETS                                                   $   91,816
                                                               ----------

         *        Non-income producing
                  Seven-day yield
         ADR      American depository receipt
         GDR      Global depository receipt
         EUR      Euro
         HKD      Hong Kong dollar
         USD      U.S. dollar


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------
Unaudited                                                        April 30, 2001

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

     Assets

     Total investments in securities,
     at value (Cost $82,227)                               $   91,221

     Securities lending collateral                              4,933

     Other assets                                               1,626

     Total assets                                              97,780

     Liabilities

     Obligation to return securities
     lending collateral                                         4,933

     Other liabilities                                          1,031

     Total liabilities                                          5,964

     NET ASSETS                                            $   91,816
                                                           ----------

     Net Assets Consist of:

     Accumulated net investment
     income - net of distributions                         $      660

     Accumulated net realized
     gain/loss - net of distributions                          (5,064)

     Net unrealized gain (loss)                                 8,991

     Paid-in-capital applicable to
     5,970,709 shares of $0.01 par

     value capital stock outstanding;
     2,000,000,000 shares

     of the Corporation authorized                             87,229

     NET ASSETS                                            $   91,816
                                                           ----------

     NET ASSET VALUE PER SHARE                             $    15.38
                                                           ----------


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands
                                                                     6 Months
                                                                     Ended
                                                                     4/30/01

     Investment Income (Loss)
     Income

       Dividend                                                     $  1,078
       Interest                                                          161
       Securities lending                                                  6
       Total income                                                    1,245

     Expenses

       Investment management                                             279

       Shareholder servicing                                             165

       Custody and accounting                                             76

       Prospectus and shareholder reports                                 20

       Registration                                                       16

       Legal and audit                                                     7

       Directors                                                           3

       Miscellaneous                                                       2

       Total expenses                                                    568

     Net investment income (loss)                                        677

     Realized and Unrealized Gain (Loss)

     Net realized gain (loss)

       Securities                                                     (4,684)

       Futures                                                          (342)

       Foreign currency transactions                                     (81)

       Net realized gain (loss)                                       (5,107)

     Change in net unrealized gain or loss

       Securities                                                     (6,995)

       Futures                                                           136

       Other assets and liabilities

       denominated in foreign currencies                                  14

       Change in net unrealized gain or loss                          (6,845)

     Net realized and unrealized gain (loss)                         (11,952)


     INCREASE (DECREASE) IN NET
     ASSETS FROM OPERATIONS                                    $     (11,275)
                                                               -------------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                              6 Months               Year
                                                 Ended              Ended
                                               4/30/01           10/31/00

  Increase (Decrease) in Net Assets

  Operations

    Net investment income (loss)            $      677         $      148

    Net realized gain (loss)                    (5,107)             5,930

    Change in net unrealized
    gain or loss                                (6,845)             1,898

    Increase (decrease) in net
    assets from operations                     (11,275)             7,976


  Distributions to
  shareholders

    Net investment income                         (115)              (282)

    Net realized gain                           (4,566)            (2,300)

    Decrease in net assets
    from distributions                          (4,681)            (2,582)

  Capital share transactions *

    Shares sold                                 22,028             82,378

    Distributions reinvested                     4,541              2,529

    Shares redeemed                            (26,256)           (56,679)

    Increase (decrease) in net
    assets from capital
    share transactions                             313             28,228

  Net Assets

  Increase (decrease) during period            (15,643)            33,622

  Beginning of period                          107,459             73,837

  End of period                             $   91,816         $  107,459
                                            ----------         ----------

*Share information

    Shares sold                                  1,385              4,464
    Distributions reinvested                       271                146

    Shares redeemed                             (1,643)            (3,056)

    Increase (decrease) in shares
    outstanding                                     13              1,554



The accompanying notes are an integral part of these financial statements.


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------
Unaudited                                                        April 30, 2001

Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Global Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 29, 1995. The fund seeks long-term growth of capital through investments primarily in the common stocks of established companies throughout the world, including the U.S.

     The  accompanying  financial  statements  were prepared in accordance  with
     generally  accepted  accounting  principles,   which  require  the  use  of
     estimates made by fund management.

     Valuation

     Equity securities are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation

     Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other

     Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Futures  Contracts

     During the six months ended April 30, 2001, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and currency values.

     Securities  Lending

     The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102%-105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At April 30, 2001, the value of loaned securities was $4,731,000; aggregate collateral consisted of $4,933,000 in the securities lending collateral pool.

     Other

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
     securities, aggregated $29,232,000 and $28,324,000, respectively, for the six months ended April 30, 2001.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At April 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $82,227,000. Net unrealized gain aggregated $8,994,000 at period-end, of which $15,660,000 related to appreciated investments and $6,666,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $37,000 was payable at April 30, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At April 30, 2001, and for the six months then ended, the effective annual group fee rate was 0.32% . The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage, and extraordinary expenses, through October 31, 2001, which would cause the fund's ratio of total expenses to average net assets to exceed 1.20%. Thereafter, through October 31, 2003, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.20%. Pursuant to this agreement, $37,000 of management fees were not accrued by the fund for the six months ended April 30, 2001. At April 30, 2001, unaccrued fees in the amount of $305,000 remain subject to reimbursement by the fund through October 31, 2001, and $49,000 through October 31, 2003.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $191,000 for the six months ended April 30, 2001, of which $30,000 was payable at period-end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 2001, totaled $156,000 and are reflected as interest income in the accompanying Statement of Operations.

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services and Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking Available on most fixed-income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals,

     and other securities at a savings over full-service commission rates.**


     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights  Educational  reports  on  investment   strategies  and  financial
     markets.

     Investment Guides Asset Mix Worksheet,  College Planning Kit,  Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirement Readiness Guide, and Retirement Planning Kit.


     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

     ** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond



MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio


*    Closed to new investors.

! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please  call  for  a  prospectus,   which  contains  complete  information,
     including risks, fees, and expenses. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [V6021] is issued by Security Benefit Life Insurance Company. In New York, it [FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:

For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area

Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook
Opening June 2001

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C. Area
Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150
Opening July 2001


T. Rowe Price, Invest With Confidence (registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.       F04-051  4/30/01

















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